KEMPER
STRATEGIC MUNICIPAL
INCOME TRUST

SEMIANNUAL REPORT TO SHAREHOLDERS FOR THE PERIOD ENDED MAY 31, 1997

                    " . . .    the fund delivered positive
                performance despite modest upward pressure on
                    interest rates and the Fed's rate hike. "

                                                      [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
7
Largest Sectors
Portfolio Statistics
8
Portfolio of Investments
12
Financial Statements
14
Notes to
Financial Statements
16
Financial Highlights
17
Shareholders' Meeting

AT A GLANCE
--------------------------------------------------------------------------------
 TOTAL RETURNS
--------------------------------------------------------------------------------

For the six-month period ended May 31, 1997



                               BASED ON    BASED ON
                               NET ASSET    MARKET
                                 VALUE      PRICE
--------------------------------------------------------------------------------
KEMPER STRATEGIC MUNICIPAL
INCOME TRUST                     2.67%      4.47%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NET ASSET VALUE AND
 MARKET PRICE
--------------------------------------------------------------------------------

                                 AS OF     AS OF
                                5/31/97   11/30/96
--------------------------------------------------------------------------------
NET ASSET VALUE                 $12.05    $ 12.14
--------------------------------------------------------------------------------
MARKET PRICE                    $12.50    $12.375
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------

The following table shows per share dividend and yield information for the fund as of May 31, 1997.

SIX-MONTH INCOME:                       $0.4080
--------------------------------------------------------------------------------
MAY DIVIDEND:                           $0.0680
--------------------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE: (BASED
ON NET ASSET VALUE)                       6.77%
--------------------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE: (BASED
ON MARKET PRICE)                          6.53%
--------------------------------------------------------------------------------
TAX EQUIVALENT DISTRIBUTION RATE
(BASED ON NET ASSET VALUE AND A
37.1% FEDERAL INCOME TAX RATE AND AN
ASSUMED $150,000 OF TAXABLE INCOME
FOR A JOINT RETURN)                      10.76%
--------------------------------------------------------------------------------
TAX EQUIVALENT DISTRIBUTION RATE
(BASED ON MARKET PRICE AND A 37.1%
FEDERAL INCOME TAX RATE AND AN
ASSUMED $150,000 OF TAXABLE INCOME
FOR A JOINT RETURN)                      10.38%
--------------------------------------------------------------------------------

Statistical Note: Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on the date shown. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Total return measures aggregate change in net asset value/market price assuming reinvestment of dividends. Returns are historical and do not represent future performance. Market price, net asset value and returns fluctuate. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report. Income may be subject to state and local taxes and a portion of the income may be subject to the alternative minimum tax for certain investors.

TERMS TO KNOW

DURATION Duration is a measure of the interest rate sensitivity of a fixed-income investment or portfolio. The longer the duration, the greater the interest rate risk.
TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the specified period. Total return assumes the reinvestment of all dividends and it represents the aggregate percentage or dollar value change over the period. Total return may be based upon net asset value or market price.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $80 BILLION IN ASSETS, INCLUDING $45 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER,

The consistently good news on the domestic economy and the recent agreement between the White House and Republican leaders in Congress to balance the federal budget has provided the basis for strong stock and bond markets. This progress on balancing the budget, an initiative that the bond market was anticipating resolution of more than one year ago, has very positive long term implications for financial markets.

     The next several weeks will find Congress and the Clinton administration negotiating toward a final agreement. Unlike previous failed proposals that sought to balance the budget principally by increasing income taxes, the current plan -- which starts from the base of a relatively small deficit -- proposes to slow the growth of federal spending. As such, its prospects are promising.

     Natural skeptics are waiting to see specific legislation to see if the agreement has teeth. While we are optimistic, we need to temper our enthusiasm. Much of the good news associated with a balanced budget has been discounted in the higher prices in the stock and bond markets.

     Of particular interest to equity investors is the agreement to reduce the maximum tax rate on capital gains. Although details of the reduction are yet to be known, the prospect of more favorable tax treatment on gains will have the short-term effect of supporting stocks -- investors can be expected to postpone selling until they can qualify for the lower tax rate. With equity sales essentially "frozen" until the effective date is known, the stock market should have a considerable underpinning. Once an effective date is determined, we would expect the pent-up selling to occur. However, then we shall enjoy the long-term positive effect of the lower tax rate on gains.

     Talk of a balanced budget has shifted the spotlight away from the Federal Reserve Board's upward pressure on interest rates. Having declined to raise rates in May, the Fed may still act again at a later date. However, this action may be the last for a while because the economy seems to be slowing down in the second quarter, after the rapid 5.6 percent annualized growth in the first quarter of the year. A slower economy would reduce the threat of inflation and reduce the need for further rate hikes by the Fed.

     In fact, a review of the standard measures of the economy shows little to be concerned about and much to be encouraged by. As has been the pattern for more than five years, a few strong quarters followed by a few weak quarters have produced an overall 2 to 3 percent rate of growth in gross domestic product
(GDP). Job creation and the unemployment rate are consistent with a moderately expanding economy. Corporate profits continue to grow at an expected 4 to 5 percent rate in 1997. The Consumer Price Index continues to track at a 2.5 to
3.0 percent rate.

     Leadership in the stock market has been quite narrow and concentrated in the first half of 1997 in large, multinational companies with familiar consumer brand names. The recent rally after the announcement of a balanced budget agreement suggests that valuations of smaller capitalization stocks are compelling and the market is broadening.

     A natural response to increased volatility in the U.S. equity market is to look abroad. In fact, the valuations of many international markets are more attractive than the U.S. However, the weak German and Japanese economies make it difficult to identify many exciting near-term opportunities without careful research.

ECONOMIC OVERVIEW

-------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
-------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]


                                NOW (6/30/97)    6 MONTHS AGO      1 YEAR AGO       2 YEARS AGO
10-YEAR TREASURY RATE(1)             6.49            6.58             6.87             6.28
PRIME RATE(2)                        8.5             8.25             8.25             8.8
INFLATION RATE(3)                    2.3             3.04             2.95             2.76
THE U.S. DOLLAR(4)                   5.52            4.59             8.35            -7.04
CAPITAL GOODS ORDERS(5)*             8.17            2.23             2.44             8.24
INDUSTRIAL PRODUCTION(5)             3.84            4.84             3.38             2.36
EMPLOYMENT GROWTH(6)                 2.12            2.41             2.18             2.46

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of May 31, 1997.

SOURCE:  ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.

     Our recommendation to shareholders is to stay the course and to fight the temptation to try to time when and where you should be invested without help. Financial assets react much quicker today to events. Volatility has returned to the market and with it heightened uncertainty. Now is the time to rely on your financial representative for the expertise and the long-term investing discipline that he or she can provide.

     With this commentary as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

July 11, 1997

PERFORMANCE UPDATE

[MIER PHOTO]

CHRIS MIER JOINED ZURICH KEMPER INVESTMENTS, INC. (ZKI) IN 1986 AND IS NOW SENIOR VICE PRESIDENT OF ZKI AND A VICE PRESIDENT AND PORTFOLIO CO-MANAGER OF KEMPER STRATEGIC MUNICIPAL INCOME TRUST. MIER RECEIVED A B.A. DEGREE IN ECONOMICS FROM THE UNIVERSITY OF MICHIGAN AND RECEIVED AN M.M. IN FINANCE FROM THE KELLOGG GRADUATE SCHOOL OF MANAGEMENT AT NORTHWESTERN UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST.

[BURROW PHOTO]

DALE BURROW HAS BEEN WITH ZKI SINCE 1987 AND IS A FIRST VICE PRESIDENT. HE BECAME A VICE PRESIDENT AND PORTFOLIO CO-MANAGER OF THE FUND IN 1993. BURROW RECEIVED A B.A. DEGREE FROM THE UNIVERSITY OF OKLAHOMA AND AN M.B.A. FROM DEPAUL UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

KEMPER STRATEGIC MUNICIPAL INCOME TRUST PORTFOLIO CO-MANAGERS CHRIS
MIER AND DALE BURROW DISCUSS THE PERFORMANCE OF THE MUNICIPAL BOND MARKET DURING THE LAST SIX MONTHS. THEY EXPLAIN THE IMPACT THE FEDERAL RESERVE BOARD'S INTEREST RATE INCREASE HAD ON THE OVERALL MUNICIPAL BOND MARKET AS COMPARED WITH THE FUND.

Q    MUNICIPAL BOND YIELDS HAVE FLUCTUATED QUITE A BIT DURING THE LAST SIX
MONTHS. WHAT IMPACT DID THIS HAVE ON THE MUNICIPAL MARKET?

A    During the first three months of the period, yields in the municipal market fluctuated, but tended to be range-bound. The rise and fall of interest rates was based partly on the market's changing expectations about whether or not the Federal Reserve Board (the Fed) would move to raise short-term interest rates. The market was looking for signs that the Fed would raise short-term rates if the economy was growing too quickly and faced a possible emergence of inflation. In March, with accumulating evidence of strong first quarter growth, the Fed raised short-term interest rates by 0.25 percent. In reaction to this tightening, market yields in all sectors of the municipal market rose and overall bond performance suffered. Yields continued to rise into April and then reversed direction in May as it appeared the economy might be losing some of its earlier steam and a second Fed tightening was not imminent. Additionally, an agreement in Washington was reached to balance the budget, which also had a positive impact on the market. At the end of May, market yields were just 0.11 percent higher than at the start of the fiscal year in December.

Q    WHAT IMPACT DID THE FEDERAL RESERVE BOARD'S INTERVENTION HAVE ON THE FUND?

A    The Fed's rate hike did not have a profound impact on the performance of the fund. In anticipation of a potential rate increase, however, we closely monitored economic data releases. We varied duration as appropriate and made minor adjustments to the fund to mitigate some market risk.

     Because of the income-oriented structure of the fund, we did not aggressively buy and sell issues within the portfolio. We generally ride out short periods of interest rate turbulence. The fund continues to benefit from a high level of income from its investments, which enables it to address its primary investment objective of generating a high level of current income. As a result, the fund delivered positive performance despite modest upward pressure on interest rates and the Fed's rate hike.

Q    WHAT TYPES OF ADJUSTMENTS DID YOU MAKE TO THE FUND DURING THE PERIOD?

A    The fund's portfolio is designed to generate a high level of income from a portfolio

PERFORMANCE UPDATE

of investment-grade bonds. Although we consistently monitor the performance of the issues, we haven't made significant changes to the portfolio composition. During the reporting period, we focused on efficiently reinvesting proceeds from maturing bonds or issues that were called away early. We also reinvested the fund's interest earnings. We invested in issues with maturities of 20 to 30 years offering good call protection features and attractive yields, with acceptable credit risk.

Q    CAN YOU TELL US ABOUT THE FUND'S CREDIT SELECTION PROCESS?

A    We are fortunate to have a staff of four research analysts dedicated to following the municipal market. This group of seasoned professionals has more than 40 years of combined industry experience, which makes them critical to the portfolio selection process.

  Each analyst covers a specific geographic area as well as an industry specialization. They have access, via computer subscription services, to an abundant array of regional and national news and financial publications. In addition, the research analysts regularly meet with issuers and often travel to conduct on-site visits.

  This multi-faceted approach to research enables us to make informed decisions quickly as issues are offered. This is especially crucial in keeping the fund fully invested.

Q    ARE MUNICIPAL BOND FUNDS A GOOD INVESTMENT IN THE CURRENT ECONOMIC
ENVIRONMENT?

A    Municipal bonds may play an important role in rounding out a well-diversified portfolio of investments. The tax-exempt income that municipal bond funds provide may be especially helpful now as many investors may be under-invested in tax-exempt assets. Municipal bonds and equities are both important components of a balanced portfolio. If your exposure to municipal bonds has declined on a relative basis, now could be the right time to review your long-term goals and rebalance your portfolio of investments.

Q    WHAT'S YOUR OUTLOOK FOR THE MUNICIPAL MARKET?

A    We are optimistic about the municipal market. We believe that municipal bonds may continue to outperform Treasuries. New supply in the market is low and there continues to be strong demand for municipal bonds from individuals and property and casualty insurance companies, creating a favorable supply and demand situation. Additionally, interest rates appear to have stabilized somewhat and we don't anticipate any significant surges in rates. Inflation remains relatively benign. All of these factors create a positive environment for municipal bonds.

PORTFOLIO STATISTICS               LARGEST SECTORS

THE FUND'S LARGEST SECTORS*

Representing 56% of the fund's total net assets on May 31, 1997

--------------------------------------------------------------------------------
HOLDINGS                                          PERCENT
--------------------------------------------------------------------------------

1.    U.S. GOVERNMENT SECURED BONDS           17%
--------------------------------------------------------------------------------
2.    SENIOR CARE BONDS                       13%
--------------------------------------------------------------------------------
3.    NON-SENIOR CARE BONDS                   11%
--------------------------------------------------------------------------------
4.    HOSPITAL BONDS                           8%
--------------------------------------------------------------------------------
5.    INDUSTRIAL REVENUE BONDS                 7%
--------------------------------------------------------------------------------

SECURITIES RATINGS

-----------------------------------------------------------------------------------

                                                      ON 5/31/97       ON 11/30/96
-----------------------------------------------------------------------------------
AAA                                                         4%               4%
-----------------------------------------------------------------------------------
AA                                                          7                7
-----------------------------------------------------------------------------------
A                                                          --                3
-----------------------------------------------------------------------------------
BBB                                                        25               26
-----------------------------------------------------------------------------------
BB                                                          3               --
-----------------------------------------------------------------------------------
B                                                           4                2
-----------------------------------------------------------------------------------
NOT RATED+                                                 57               58
-----------------------------------------------------------------------------------
                                                          100%             100%

         [PIE CHART]           [PIE CHART]
         ON 5/31/97            ON 11/30/96
The ratings of Standard & Poor's Corporation (S&P) and Moody's Investors Services, Inc. (Moody's) represent their opinions as to the quality of securities that they undertake to rate. The percentage shown reflects the higher of Moody's or S&P ratings. Portfolio composition will change over time. Ratings are relative and subjective and not absolute standards of quality.

+ These securities are not rated by S&P or Moody's, however they are rated by Zurich Kemper Investments, Inc. as follows: AAA 17%, A 2%, BBB 4%, BB 29%, B 5% at May 31, 1997, and AAA 13%, A 5%, BBB 4%, BB 31% and B 5% at November 30, 1996.

AVERAGE MATURITY


                                                      ON 5/31/97       ON 11/30/96
-----------------------------------------------------------------------------------
AVERAGE MATURITY                                      16.7 YEARS       16.9 YEARS
-----------------------------------------------------------------------------------

*Portfolio holdings and composition are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER STRATEGIC MUNICIPAL INCOME TRUST

Portfolio of Investments at May 31, 1997
[DOLLARS IN THOUSANDS]

---------------------------------------------------------------------------------------------------------------------
ISSUER                                                                                      PRINCIPAL      VALUE
                                                                                              AMOUNT
ADVANCE REFUNDED OBLIGATIONS SECURED AS TO PRINCIPAL AND
INTEREST BY UNITED STATES GOVERNMENT SECURITIES
---------------------------------------------------------------------------------------------------------------------
                                         OH, Marion County, Health Care Facilities, United
                                           Church Homes, Inc., Rev., 8.875%, to be called
                                           12-01-99 @ 103                                      $ 2,780   $  3,144
                                         OH, Cuyahoga County, Health Care Facilities, Judson
                                           Retirement Community Center, Rev., 8.875%, to be
                                           called 11-15-99 @ 103                                 2,500      2,823
                                         IL, Itasca, Central Manufacturing District, Special
                                           Service Area, Rev., 8.375%, to be called 12-01-00
                                           @ 102                                                 2,480      2,824
                                         IL, Chicago, Tax Increment Allocation, Central
                                           Station Proj., Rev., 8.90%, to be called 1-01-02 @
                                           102                                                   2,100      2,501
                                         IN, Indianapolis, Local Public Improvement Bond
                                           Bank, Rev., 8.50%, to be called 2-01-98 @ 102         3,000      3,151
                                         FL, Volusia County, Health Facilities Auth.,
                                           Memorial Health Systems Proj., Rev., 8.25%, to be
                                           called 6-01-00 @ 102                                  2,390      2,674
                                         FL, Greater Orlando, Aviation Auth., Airport
                                           Facilities Rev., 8.00%, to be called 10-01-98 @
                                           102                                                      70         75
                                         OK, Woodward Municipal Auth., Hospital Rev., 9.25%,
                                           to be called 11-01-00 @ 102                           1,750      2,033
                                         PA, Greene County, Gen. Oblg., 8.75%, to be called
                                           12-01-00 @ 100                                        1,770      1,991
                                         NY, New York City, Gen. Oblg., 7.50%, to be called
                                           8-15-99 @ 101.50                                        420        454
                                         NY, Medical Care Facilities Finance Agcy., Rev.,
                                           7.30%, to be called 8-15-01 @ 102                        40         45
                                         ----------------------------------------------------------------------------
                                         TOTAL ADVANCE REFUNDED OBLIGATIONS--17.0%
                                         (Cost: $19,221)                                                   21,715
                                         ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
OTHER MUNICIPAL OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------
ILLINOIS--9.7%                           Chicago, O'Hare International Airport, International
                                           Terminal, Special Rev., 8.20%, 2024                   1,200      1,412
                                         Dev. Finance Auth., Catholic Health Partners
                                           Services, Rev., 5.30%, 2018                             250        232
                                         Harvard, Multifamily Housing, Northfield Court
                                           Proj., Rev., 9.50%, 2006                              1,955      2,113
                                         Health Facilities Auth., Bethany Home and Hospital
                                           of the Methodist Church, Rev., 8.625%, 2009           2,395      2,632
                                         Lombard, Tax Increment Rev., 8.80%, 2004                1,625      1,799
                                         St. Charles, Multifamily Housing, Wessel Court
                                           Proj., Rev., 7.60%, 2024                              1,960      2,006
                                         Village of University Park, Tax Increment, Governors
                                           Gateway Industrial Park, Rev., 8.50%, 2011            1,970      2,172
                                         ----------------------------------------------------------------------------
                                                                                                           12,366
---------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
ISSUER                                                                                          AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------
INDIANA--5.6%                            Fishers, Economic Dev. Auth., Indianapolis Water Co.
                                           Proj., Rev., 7.875%, 2019                           $   685   $    713
                                         Health Facilities Finance Auth., Fayette Memorial
                                           Hospital Proj., Rev., 7.20%, 2022                     2,800      2,942
                                         Housing Finance Auth., Residential Mortgage, Rev.,
                                           8.375%, 2020                                          1,470      1,526
                                         Indianapolis Airport Auth., United Air Lines, Inc.
                                           Proj., Rev., 6.50%, 2031                              1,900      1,954
                                         ----------------------------------------------------------------------------
                                                                                                            7,135
---------------------------------------------------------------------------------------------------------------------
ARIZONA--5.5%                            Coconino County, Industrial Dev. Auth., The Guidance
                                           Center, Inc. Proj., Rev., 9.25%, 2011                 1,825      2,008
                                         Health Facilities Auth., The New Foundation Proj.,
                                           Rev., 8.25%, 2019                                     2,415      2,559
                                         Pima County Industrial Dev. Auth., Larson Co. Proj.,
                                           Rev., 9.50%, 2010                                     2,200      2,472
                                         ----------------------------------------------------------------------------
                                                                                                            7,039
---------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA--5.3%                       Columbia County, Industrial Dev. Auth., First
                                           Mortgage, First Street Association Proj., Rev.,
                                           9.00%, 2014                                           1,890      2,018
                                         Higher Educational Facilities Auth., Philadelphia
                                           College of Textiles & Science, Rev., 6.70%, 2014      2,000      2,067
                                         Lehigh County General Purpose Auth., Wiley House,
                                           Rev., 8.65%, 2004                                     2,580      2,682
                                         ----------------------------------------------------------------------------
                                                                                                            6,767
---------------------------------------------------------------------------------------------------------------------
FLORIDA--5.0%                            Greater Orlando Aviation Auth., Airport Facilities,
                                           Rev., 8.00%, 2018                                       625        663
                                         Manatee County, First Mortgage, Meditrust Proj.,
                                           Rev., 7.35%, 2015                                     1,730      1,867
                                         Martin County Industrial Dev. Auth., Indiantown
                                           Congeneration L.P. Proj., Rev., 7.875%, 2025          1,500      1,695
                                         Nassau County, Amelia Island Care Center Proj.,
                                           Rev., 9.75%, 2023                                     1,980      2,212
                                         ----------------------------------------------------------------------------
                                                                                                            6,437
---------------------------------------------------------------------------------------------------------------------
NEW YORK--4.9%                           Medical Care Facilities Finance Agcy., Rev. 7.30%,
                                           2021                                                     20         22
                                         New York City, Gen. Oblg., 7.00% and 7.50%, 2010        3,315      3,460
                                         Port Auth. of New York and New Jersey, LaGuardia
                                           Airport Passenger Terminal, Rev., 9.125%, 2015        2,500      2,825
                                         ----------------------------------------------------------------------------
                                                                                                            6,307
---------------------------------------------------------------------------------------------------------------------
NEW MEXICO--4.7%                         Albuquerque Nursing Home, West Mesa Center Proj.,
                                           Rev., 9.75%, 2014                                     1,375      1,453
                                         Farmington, Pollution Control, San Juan Proj., Rev.,
                                           6.30% and 6.95%, 2016 and 2020                        3,500      3,588
                                         Truth or Consequences Nursing Home, Sierra Health
                                           Care, Inc., Rev., 9.75%, 2014                           915        966
                                         ----------------------------------------------------------------------------
                                                                                                            6,007
---------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                                             PRINCIPAL
 ISSUER                                                                                        AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------
COLORADO--4.3%                           Arapahoe County, Capital Improvement Trust Fund,
                                           E-470 Public Highway Auth., Rev., zero coupon,
                                           2010                                                $ 5,000   $  2,194
                                         City and County of Denver, Airport System Rev.,
                                           7.50% to 8.75%, 2023 through 2025                     2,900      3,283
                                         ----------------------------------------------------------------------------
                                                                                                            5,477
---------------------------------------------------------------------------------------------------------------------
MISSOURI--3.8%                           St. Louis, Tax Increment, Scullin Redev. Proj.,
                                           Rev., 10.00%, 2010                                    2,290      2,748
                                         West Plains, Industrial Dev. Auth., Ozarks Medical
                                           Center Proj., Rev., 8.625%, 2020                      2,000      2,176
                                         ----------------------------------------------------------------------------
                                                                                                            4,924
---------------------------------------------------------------------------------------------------------------------
CALIFORNIA--3.7%                         Foothill/Eastern Transportation Corridor Agcy., Toll
                                           Road Rev., zero coupon, 2026                         11,500      1,920
                                         Sacramento County, Bradshaw Road Proj., Rev., 7.20%,
                                           2015                                                  1,225      1,264
                                         San Diego, Detention Facility, Certificates of
                                           Participation, 8.00%, 2002                              425        453
                                         San Joaquin Hills Transportation Corridor Agcy.,
                                           Senior Lien Toll Road Rev., zero coupon, 2020         4,300      1,066
                                         ----------------------------------------------------------------------------
                                                                                                            4,703
---------------------------------------------------------------------------------------------------------------------
IOWA--3.3%                               Finance Auth., Healthcare Facilities, On With Life,
                                           Inc. Proj., Rev., 7.25%, 2015                         2,000      2,095
                                         Lake City, Health Care Facility, Opportunity Living
                                           Proj., Rev., 10.00%, 2015                             2,000      2,165
                                         ----------------------------------------------------------------------------
                                                                                                            4,260
---------------------------------------------------------------------------------------------------------------------
MINNESOTA--3.2%                          Housing Finance Agcy., Single Family Mortgage Rev.,
                                           7.95%, 2022                                           1,925      2,027
                                         Sauk Rapids, Industrial Dev., Gold N Plump Poultry
                                           Proj., Rev., 9.50%, 2005                              2,020      2,127
                                         ----------------------------------------------------------------------------
                                                                                                            4,154
---------------------------------------------------------------------------------------------------------------------
TEXAS--3.2%                              Brazos River Auth., Collateralized Pollution
                                           Control, Utilities Electric Co. Proj., Rev.,
                                           8.25%, 2019                                           2,000      2,132
                                         Houston, Airport System Special Facilities,
                                           Continental Airlines, Inc. Improvement Projs.,
                                           Rev., 6.125%, 2027                                    2,000      1,948
                                         ----------------------------------------------------------------------------
                                                                                                            4,080
---------------------------------------------------------------------------------------------------------------------
MICHIGAN--2.6%                           Gogebic County, Hospital Finance Auth., Grand View
                                           Hospital Proj., Rev., 8.75%, 2016                     2,250      2,437
                                         Madison Heights, Tax Increment Finance Auth., Rev.,
                                           8.50%, 2001                                             825        868
                                         ----------------------------------------------------------------------------
                                                                                                            3,305
---------------------------------------------------------------------------------------------------------------------
NEVADA--2.2%                             Housing Division, Single Family Mortgage Program,
                                           Rev., 7.90% and 6.50%, 2021 and 2028                  2,675      2,779
                                         ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
CONNECTICUT--1.7%                        Dev. Auth., Pierce Memorial Baptist Home, Inc.
                                           Proj., Rev., 9.25%, 2018                              2,000      2,197
                                         ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
 ISSUER                                                                                         AMOUNT     VALUE
---------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS--1.7%                      Worcester, Briarwood Retirement Community, Salem
                                           Community Corp., Rev., 9.25%, 2022                  $ 1,985   $  2,131
                                         ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
NEW HAMPSHIRE--1.6%                      Higher Educational and Health Facilities Auth.,
                                           United Church of Christ--Havenwood, Rev., 7.45%,
                                           2025                                                  2,000      2,040
                                         ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
UTAH--1.3%                               Housing Finance Agcy., Single Family Mortgage Rev.,
                                           6.65%, 2026                                           1,540      1,595
                                         ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA--1.2%                     Aiken County, Hospital Facilities, Mattie C. Hall
                                           Health Care Center Proj., Rev., 8.625%, 2010          1,500      1,574
                                         ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
KENTUCKY--1.2%                           Jefferson County, Pollution Control, Louisville Gas
                                           & Electric Co. Proj., Rev., 7.75%, 2019               1,500      1,559
                                         ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
OKLAHOMA--1.2%                           Woodward Municipal Auth., Hospital Rev., 8.50%, 2014    1,335      1,488
                                         ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
MARYLAND--1.1%                           Health and Higher Educational Facilities Auth.,
                                           Doctors Community Hospital Proj., Rev., 5.50%,
                                           2024                                                  1,500      1,367
                                         ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
STATES LESS THAN                         ND, Housing Finance Agcy., Single Family Mortgage
ONE PERCENT--2.5%                          Rev., 8.375%, 2021                                      880        925
                                         NE, Investment Finance Auth., Single Family Housing
                                           Rev., 6.70%, 2026                                       500        518
                                         NJ, Educational Facilities Auth., Caldwell College,
                                           Rev., 7.25%, 2025                                     1,150      1,201
                                         WI, Housing and Economic Dev. Auth., Home Ownership,
                                           Rev., 6.20%, 2027                                       500        505
                                         ----------------------------------------------------------------------------
                                                                                                            3,149
                                         ----------------------------------------------------------------------------
                                         TOTAL OTHER MUNICIPAL OBLIGATIONS--80.5%
                                         (Cost: $95,005)                                                  102,840
                                         ============================================================================
                                         TOTAL MUNICIPAL OBLIGATIONS--97.5%
                                         (Cost: $114,226)                                                 124,555
                                         ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
MONEY MARKET                             Yield--4.35%
INSTRUMENTS--.7%                         Due--June 1997
                                         (Cost: $900)                                              900        900
                                         ----------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--98.2%
                                         (Cost: $115,126)                                                 125,455
                                         ----------------------------------------------------------------------------
                                         OTHER ASSETS, LESS LIABILITIES--1.8%                               2,363
                                         ----------------------------------------------------------------------------
                                         NET ASSETS--100%                                                $127,818
                                         ----------------------------------------------------------------------------

-------------------------------------------------------------------------------
NOTE TO PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------
Based on the cost of investments of $115,126,000 for federal income tax purposes at May 31, 1997, the gross unrealized appreciation on investments was $10,329,000 and there was no gross unrealized depreciation.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 1997
(IN THOUSANDS)


------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $115,126)                                                $125,455
------------------------------------------------------------------------
Interest receivable                                                2,863
------------------------------------------------------------------------
    TOTAL ASSETS                                                 128,318
------------------------------------------------------------------------

------------------------------------------------------------------------
LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

------------------------------------------------------------------------
Cash overdraft                                                       395
------------------------------------------------------------------------
Payable for:
  Investments purchased                                               15
------------------------------------------------------------------------
  Management fee                                                      66
------------------------------------------------------------------------
  Trustees' fees and other                                            24
------------------------------------------------------------------------
    Total liabilities                                                500
------------------------------------------------------------------------
NET ASSETS                                                      $127,818
------------------------------------------------------------------------

------------------------------------------------------------------------
ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $117,872
------------------------------------------------------------------------
Accumulated net realized loss on investments                        (696)
------------------------------------------------------------------------
Unrealized appreciation on investments                            10,329
------------------------------------------------------------------------
Undistributed net investment income                                  313
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $127,818
------------------------------------------------------------------------
NET ASSET VALUE PER SHARE, $.01 PAR VALUE
($127,818 / 10,604 shares outstanding)                            $12.05
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MAY 31, 1997
(IN THOUSANDS)

------------------------------------------------------------------------------------
NET INVESTMENT INCOME
------------------------------------------------------------------------------------
Interest income                                                             $4,742
------------------------------------------------------------------------------------
Expenses:
  Management fee                                                              382
------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                       34
------------------------------------------------------------------------------------
  Professional fees                                                            30
------------------------------------------------------------------------------------
  Reports to shareholders                                                       8
------------------------------------------------------------------------------------
  Trustees' fees and other                                                     42
------------------------------------------------------------------------------------
    Total expenses                                                            496
------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                       4,246
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
------------------------------------------------------------------------------------
  Net realized loss on sales of investments                                   (34)
------------------------------------------------------------------------------------
  Net realized loss from futures transactions                                 (63)
------------------------------------------------------------------------------------
    Net realized loss                                                         (97)
------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments                       (795)
------------------------------------------------------------------------------------
Net loss on investments                                                      (892)
------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $3,354
------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                SIX MONTHS
                                                                  ENDED                YEAR ENDED
                                                                  MAY 31,              NOVEMBER 30,
                                                                   1997                   1996
--------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------------------------
  Net investment income                                          $  4,246                 8,636
--------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                            (97)                  328
--------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                              (795)                 (882)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                3,354                 8,082
--------------------------------------------------------------------------------------------------
Distribution from net investment income                            (4,332)               (8,611)
--------------------------------------------------------------------------------------------------
Proceeds from shares issued in reinvestment of dividends
(45 shares and 74 shares, respectively)                               562                   919
--------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              (416)                  390
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------------------------------

Beginning of period                                               128,234               127,844
--------------------------------------------------------------------------------------------------
END OF PERIOD
(including undistributed net investment income
of $313 and $399, respectively)                                  $127,818               128,234
--------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    SIGNIFICANT
     ACCOUNTING POLICIES     DESCRIPTION OF FUND. Kemper Strategic Municipal
                             Income Trust (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company.

                             INVESTMENT VALUATION. Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Exchange traded financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded options are valued based upon prices provided by market makers. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes premium and original issue discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the six months ended May 31, 1997. The accumulated net realized loss on sales of investments for federal income tax purposes at May 31, 1997, amounting to approximately $410,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 2002 through 2005.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------
2    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI) and pays a management fee at an annual rate of .60% of average weekly net assets. The Fund incurred a management fee of $382,000 for the six months ended May 31, 1997.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Zurich Kemper Service Company (ZKSvC) (formerly known as Kemper Service Company) is the shareholder service agent of the Fund. Under the agreement, ZKSvC received shareholder services fees of $12,000 for the six months ended May 31, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the six months ended May 31, 1997, the Fund made no direct payments to its officers and incurred trustees' fees of $8,000 to independent trustees.

--------------------------------------------------------------------------------
3    INVESTMENT
     TRANSACTIONS            For the six months ended May 31, 1997, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                   $13,918

                             Proceeds from sales                          13,063

--------------------------------------------------------------------------------
4    FINANCIAL FUTURES
     CONTRACTS               The Fund has entered into exchange traded financial
                             futures contracts in order to help protect itself from anticipated market conditions and, as such, bears the risk that arises from entering into these contracts.

                             At the time a Fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and its broker as the market value of the futures contract fluctuates. At May 31, 1997, the market value of assets pledged by the Fund to cover margin requirements for open futures positions was $111,000. The Fund also had liquid securities in its portfolio in excess of the face amount of the following short futures position open at May 31, 1997:

                                                                        FACE         EXPIRATION      LOSS AT
                                              TYPE                     AMOUNT          MONTH         5/31/97
                             -------------------------------------------------------------------------------
                             U.S. Treasury Note                      $2,143,000       June '97       $(8,000)
                             ----------------------------------------------------------------------------

                                              NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                    SIX MONTHS
                                                      ENDED             YEAR ENDED NOVEMBER 30,
                                                      MAY 31,     ---------------------------------------
                                                       1997        1996      1995      1994      1993
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $12.14      12.19     11.54     12.36     11.86
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   .40        .82       .83       .83       .83
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                (.08)      (.05)      .64      (.80)      .58
----------------------------------------------------------------------------------------------------------
Total from investment operations                          .32        .77      1.47       .03      1.41
----------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                 .41        .82       .82       .82       .89
----------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                      --         --        --       .03       .02
----------------------------------------------------------------------------------------------------------
Total dividends                                           .41        .82       .82       .85       .91
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $12.05      12.14     12.19     11.54     12.36
----------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                            $12.50      12.38     12.13     11.63     12.38
----------------------------------------------------------------------------------------------------------
 TOTAL RETURN (NOT ANNUALIZED)
----------------------------------------------------------------------------------------------------------
Based on net asset value                                 2.67%      6.58     13.09       .12     12.32
----------------------------------------------------------------------------------------------------------
Based on market value                                    4.47%      9.19     11.70       .74      9.99
----------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------------------
Expenses                                                  .78%       .74       .76       .75       .74
----------------------------------------------------------------------------------------------------------
Net investment income                                    6.66%      6.82      6.97      6.92      6.87
----------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)           $127,818    128,234   127,844   120,689   128,564
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                       21%        31         8        11         8
----------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

SHAREHOLDERS' MEETING

ANNUAL SHAREHOLDERS' MEETING

On May 29, 1997, an annual shareholders' meeting was held. Kemper Strategic Municipal Income Trust shareholders were asked to vote on two separate issues: re-election of the eight members to the Board of Trustees and ratification of Ernst & Young LLP as independent auditors. We are pleased to report that all nominees were elected and the selection of Ernst & Young LLP as the fund's auditors was ratified. Following are the results for each issue:

1) Re-election of Trustees

                               For        Withheld

   James E. Akins            8,408,283    146,418
   Arthur R. Gottschalk      8,447,454    107,247
   Frederick T. Kelsey       8,449,554    105,147
   Dominique P. Morax        8,421,913    132,788
   Fred B. Renwick           8,418,189    136,512
   Stephen B. Timbers        8,461,524     93,177
   John B. Tingleff          8,459,184     95,517
   John G. Weithers          8,457,684     97,017

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund

                 For        Against    Abstain

                 8,425,745   28,933    100,022

NOTES

NOTES

TRUSTEES                                    OFFICERS

STEPHEN B. TIMBERS                          DALE R. BURROW
President and Trustee                       Vice President
JAMES E. AKINS
Trustee                                     CHARLES R. MANZONI, JR.
                                            Vice President
ARTHUR R. GOTTSCHALK
Trustee                                     CHRISTOPHER J. MIER
                                            Vice President
FREDERICK T. KELSEY
Trustee                                     JOHN E. NEAL
                                            Vice President
DOMINIQUE P. MORAX
Trustee                                     ROBERT C. PECK
                                            Vice President
FRED B. RENWICK
Trustee                                     PHILIP J. COLLORA
                                            Vice President
JOHN B. TINGLEFF                            and Secretary
Trustee
                                            JEROME L. DUFFY
JOHN G. WEITHERS                            Treasurer
Trustee

--------------------------------------------------------------------------------
LEGAL COUNSEL                 VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                              222 North LaSalle Street
                              Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT     ZURICH KEMPER SERVICE COMPANY
                              P.O. Box 419066
                              Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT  INVESTORS FIDUCIARY TRUST COMPANY
                              127 West 10th Street
                              Kansas City, MO 64105

--------------------------------------------------------------------------------
INVESTMENT MANAGER            ZURICH KEMPER INVESTMENTS, INC.
                              222 South Riverside Plaza Chicago, IL 60606 www.kemper.com

[RECYCLED LOGO]
Printed on recycled paper.

KSMIT - 3 (7/97)   1034810
Printed in the U.S.A.

                                                             [KEMPER FUNDS LOGO]